EXHIBIT 10.25
         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

              COMMON STOCK AND WARRANT PURCHASE AGREEMENT

        This Agreement is entered into as of October 19, 1998 (the "Effective Date") between Spyglass, Inc., a Delaware corporation having a principal place of business at 1240 E. Diehl Road, 4th Floor, Naperville, IL 60563 (the "Company"), and General Instrument Corporation, a Delaware corporation having a place of business at 101 Tournament Drive, Horsham, Pennsylvania 19044 (the "Purchaser"). The Company and the Purchaser are hereinafter sometimes referred to individually as a "Party" and collectively as the "Parties."

        WHEREAS, contemporaneously with the execution of this Agreement, the Company and the Purchaser are entering into a Digital Software Integration Center Sourcing Agreement (the "Sourcing Agreement");

        WHEREAS, contemporaneously with the execution of this Agreement, the Company has organized Spyglass DSIC, Inc. (the "Subsidiary") for the purpose of operating and managing a Digital Software Integration Center in accordance with the terms of the Sourcing Agreement:

        WHEREAS, contemporaneously with the execution of this Agreement, the Company, the Subsidiary and the Purchaser are entering into an Operating Agreement for the purpose of establishing certain rights and obligations with respect to the Subsidiary; and

        WHEREAS, the Company and the Purchaser desire to enter into this Agreement for the purpose of providing for the purchase and sale of certain securities of the Company and establishing certain rights and obligations with respect to such securities;

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser, each intending to be legally bound, hereby agree as follows:

        1.   Purchase and Sale of Securities.

             1.1 Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined below) the Company will issue and sell to the Purchaser, and the Purchaser will purchase, 700,000 shares of common stock, $.01 par value per share, of the Company ("Common Stock") for the purchase price of $10.56 per share. The shares of Common Stock being sold under this Agreement are referred to as the "Shares."

             1.2 Warrants. The Company will issue to the Purchaser at the Closing three warrants, covering a total of 700,000 shares of Common Stock, which warrants shall be in the form attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively (the "Warrants").

        2. The Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts at 10:00 a.m. (or at such other time and place as may be agreed by the Parties) on the date of this Agreement (the "Closing Date"). At the
   Closing:

             (1) the Company shall deliver to the Purchaser a certificate, as of the most recent practicable date, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware;

             (2) the Company shall deliver to the Purchaser the Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date, certified by the Secretary of State of the State of Delaware;

             (3) the Company shall deliver to the Purchaser a certificate of the Secretary of the Company certifying as to the Company's By-laws and resolutions of the Company's Board of Directors relating to the issuance and sale of the Shares and the Warrants;

             (4) the Company shall deliver to the Purchaser a certificate for the Shares being purchased by the Purchaser, registered in the name of the Purchaser and dated as of the Closing date;

             (5) the Purchaser shall pay to the Company the purchase price for the Shares, by wire transfer of immediately available funds;

             (6) the Company and the Purchaser shall execute and deliver a Cross-Receipt with respect to the purchase and sale of the Shares;

             (7) the Company shall execute and deliver to the Purchaser the Warrants; and

             (8) the Company shall deliver to the Purchaser an opinion of counsel in substantially the form attached hereto as Exhibit D.

        3.   Representations  of  the  Company.    The  Company   hereby
   represents and warrants to the Purchaser as follows:

             3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business as a foreign corporation and is in good standing in any jurisdiction in which the failure to so qualify would have a material adverse effect on the business, properties, assets, operations or condition (financial or otherwise) of the Company.

             3.2 Capitalization. The authorized capital stock of the Company at the Closing will consist of (a) 50,000,000 shares of common stock, $.01 par value per share, of which 13,935,007 shares were issued and outstanding as of the close of business on October 13, 1998, and (b) 2,000,000 shares of Preferred Stock, $.01 par value per share, none of which are issued or outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Company has not issued or granted any options, warrants or other securities exercisable for or convertible into capital stock of the Company, except pursuant to the employee and/or director stock plans described in, or as otherwise disclosed in, the

   Company Reports (as defined in Section 3.5 below). All of the Shares, and all of the shares of Common Stock issued upon exercise of the Warrants (the "Warrant Shares"), will be, when issued in accordance with this Agreement or the Warrants, as the case may be, duly authorized, validly issued, fully paid and nonassessable.

             3.3 Authorization of Transaction. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company have been duly and validly authorized by all necessary corporate action on the part of the Company. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon exercise of the Warrants, have been duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

             3.4 Noncontravention. Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, will (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Company, (b) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) conflict with, result in breach of, constitute a default under, or require any notice, consent or waiver under, any contract, agreement or other instrument to which the Company is a party or by which it is bound (other than any consent or waiver which has already been obtained), or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company.

             3.5 Reports and Financial Statements. The Company has previously furnished or made available to the Purchaser complete and accurate copies, as amended or supplemented, of its (i) Annual Report on Form 10-K for the fiscal year ended September 30, 1997, as filed with the Securities and Exchange Commission (the "SEC"), (ii) its Quarterly Reports on Form 10-Q for the quarter ended December 31, 1997, March 31, 1998 and June 30, 1998, as filed with the SEC, (iii) its Current Report on Form 8-K dated November 14, 1997, as amended by a Form 8-K/A dated December 23, 1997, as filed with the SEC and (iv) all other reports or statements filed by the Company with the SEC
   since  September   30,  1997   (such  reports   and  statements   are
   collectively referred to herein as the "Company Reports"). The Company Reports constitute all of the documents required to be filed by the Company under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the SEC since September 30, 1997. As of their respective dates, the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Company.

             3.6 Absence of Material Adverse Changes. Except as disclosed by the Company to the Purchaser prior to the date hereof, since June 30, 1998, there has not been any material adverse change in the assets, business, financial condition or results of operations of the Company.

             3.7 Litigation. Except as may be disclosed in the Company Reports, there is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company's knowledge, following reasonable inquiry, any threat thereof, against the Company, which questions the validity of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the assets, business, financial condition or results of operations of the Company.

             3.8 Compliance with Laws. The Company, its properties and assets, and the operation of its business as currently conducted, do not violate any law, rule or regulation applicable to them, or violate any judgment, writ, injunction, decree or order of any court, governmental agency or regulatory body, except for any violation which would not reasonably be expected to have a material adverse effect on the business, properties, assets, operations or condition (financial or otherwise) of the Company.

        4. Representations of the Purchaser. The Purchaser represents and warrants to the Company as follows:

             4.1  Organization  and  Standing.    The  Purchaser  is   a
   corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

             4.2 Authorization of Transaction. The Purchaser has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby by the Purchaser have been duly and validly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms.

             4.3 Noncontravention. Neither the execution and delivery of this Agreement by the Purchaser, nor the consummation by the Purchaser of the transactions contemplated hereby, will (a) conflict with or violate any provision of the Certificate of Incorporation or

   By-laws of the Purchaser, (b) require on the part of the Purchaser any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) conflict with, result in breach of, constitute a default under, or require any notice, consent or waiver under, any contract, agreement or other instrument to which the Purchaser is a party or by which it is bound (other than any consent or waiver which has already been obtained), or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser.

             4.4  Investment Matters.

             (1) The Purchaser is purchasing the Shares and the Warrants, and will purchase the Warrant Shares, for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of such securities in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

             (2) The Purchaser has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit it to evaluate the merits and risks of its investment in the Company.

             (3) The Purchaser has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares, the Warrants and the Warrant Shares and to make an informed investment decision with respect to such purchase.

             (4) The Purchaser can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding the Shares for an indefinite period.

             (5) The Purchaser understands that (i) neither the Shares, the Warrants nor the Warrant Shares have been registered under the Securities Act and they are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) neither the Shares, the Warrants nor the Warrant Shares can be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 or otherwise may not be available for at least one year and even then will not be available unless the terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to the Shares, the Warrants or the Warrant Shares and the Company has no obligation or current intention to register such securities under the Securities Act.

             (6) A legend substantially in the following form may be placed on the certificate representing the Shares, the Warrants and the Warrant Shares:

   "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

   satisfactory to the corporation to the effect that such registration is not required."

             (7) The Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

             (8) During the 30-day period immediately preceding the date of this Agreement, the Purchaser has not (i) bought or sold any shares of Common Stock or any "put" or "call" options or other derivative securities with respect thereto, (ii) made any "short sales" of shares of Common Stock or (iii) otherwise taken, directly or indirectly, any action to manipulate or affect the market price of the Common Stock.

        5.   Covenants of the Company.

             5.1 Inspection. So long as the Purchaser (or any of its Affiliates, as defined below) holds at least 25% of the Shares originally issued pursuant to this Agreement, the Company shall (a) permit the Purchaser, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, at least twice per year following reasonable notice, subject to the confidentiality obligations of Section 9.2 hereof, and (b) provide the Purchaser, as well as any registered holder of the Warrants, with copies of all reports filed by the Company with the SEC or otherwise distributed generally to its stockholders. For purposes of this Agreement, an "Affiliate" of a party means any person or entity that controls, is controlled by, or is under common control with, such party.

             5.2  Reservation  of  Common  Stock.    The  Company  shall
   reserve and maintain a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants.

        6.   Transfer of Securities.

             6.1 Restriction on Transfer. The Purchaser may not sell, transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of the Company issued in respect of the Shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events), without the prior written consent of the Company, during the *** period following the date of this Agreement. Notwithstanding the foregoing, this restriction on transfer shall terminate upon the consummation of
   (i) a merger, consolidation, reorganization, recapitalization or tender offer involving the Company, immediately following which the individuals and entities who were the beneficial owners of the Common Stock of the Company immediately prior to such transaction beneficially own, directly or indirectly, less than 60% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company or the resulting or acquiring corporation in such transaction, (ii) the sale of all or substantially all of the assets of the Company, or
   (iii) the acquisition by any of the companies listed on Exhibit C to the Operating Agreement of beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) of shares of

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

   common  stock  of  the  Company  representing  20%  or  more  of  the
   outstanding  common  stock  of   Spyglass  (a  "Spyglass  Change   in
   Control").

             6.2  Restricted Securities.

             (1) "Restricted Securities" means the Shares and any other shares of capital stock of the Company issued in respect of the Shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Restricted Securities shall cease to be Restricted Securities (i) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act, or (ii) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

             (2) Restricted Securities shall not be sold or transferred unless either (a) they first shall have been registered under the Securities Act, or (b) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

        7.   Indemnification.

             7.1 Indemnification by the Company. The Company shall defend, indemnify and hold harmless the Purchaser, its Affiliates and each of their respective employees, officers and directors against any losses, claims, damages or liabilities (including reasonable attorneys' fees and amounts paid in settlement) to which they may become subject as a result of any breach by the Company of a representation, warranty or covenant of the Company contained in this Agreement. Any party seeking to assert rights to indemnification under this Section 7.1 shall give the Company prompt written notification of any loss, claim, damage or liability for which indemnification may be sought; shall give the Company the opportunity to assume the defense of any lawsuit or other proceeding relating thereto; and shall not settle or consent to an entry of judgment with respect to any such matter without the prior written consent of the Company, which consent shall not be unreasonably withheld.

             7.2  Survival.    The  indemnification  provided  in   this
   Section 7 shall survive the Closing and continue for a period of *** thereafter.

        8.   Registration Rights.

             8.1  Definitions.  For purposes of this Section 8:

             (1) "Eligible Shares" means (i) the Shares, (ii) any shares of Common Stock issued or issuable upon the exercise of the Warrants and (iii) any other shares of common stock issued in respect of any such shares as a result of stock splits, stock dividends, reclassifications, recapitalizations, mergers or similar events; provided, however, that shares which are Eligible Shares shall cease to be Eligible Shares upon (i) any sale pursuant to a registration statement under the Securities Act or Rule 144 under the Securities

   Act or (ii) becoming eligible for sale by the holder thereof pursuant to Rule 144(k) under the Securities Act.

             (2) "Registration Statement" means a registration statement filed by the Company with the SEC for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

             (3) "Holder" means the Purchaser or any other person or entity holding or having the right to acquire Eligible Shares to which rights under this Section 8 are transferred in accordance with
   Section 8.8.

             (4) "Selling Stockholder" means a Holder whose Eligible Shares are included in a Registration Statement pursuant to this
   Section 8.

             8.2  Registration of Eligible Sharesof Eligible Shares.

             (1) At any time after the first anniversary of the Closing Date, or upon a Spyglass Change in Control, Holders may submit to the Company a written request (a "Registration Request") that the Company file a Registration Statement under the Securities Act covering Eligible Shares held by them which represent at least 20% of the Eligible Shares then outstanding (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $500,000). Such Registration Request shall state the intended manner of sale or other disposition of such Eligible Shares (including whether such Eligible Shares are to be sold in an underwritten offering). Within 10 days after receipt of a Registration Request, the Company shall give written notice of such proposed registration to all Holders. Such Holders shall have the right to have included in such Registration Statement such of their Eligible Shares as such Holders may request in a written notice delivered to the Company within 20 days after receipt of the Company's notice referred to in the preceding sentence. Promptly following the expiration of such 20-day period, the Company shall use its best efforts to effect, as expeditiously as possible and in any event within 90 days after the expiration of such 20-day period, the registration under the Securities Act of all Eligible Shares which the Company has been requested to so register, in order to permit the public sale or other disposition of such Eligible Shares in the manner specified in the Registration Request.

             (2) Whenever the Company proposes to file, after the first anniversary of the Closing Date, a Registration Statement covering shares of its Common Stock (other than a Registration Statement filed pursuant to Section 8.2(a)), it will, prior to such filing, give written notice to all Holders of its intention to do so, which notice shall state whether such the shares to be offered by the Company are to be sold in an underwritten offering. Such Holders shall have the right to have included in such Registration Statement such of their Eligible Shares as such Holders may request in a written notice delivered to the Company within 20 days after receipt of the Company's notice referred to in the preceding sentence. The Company shall use its best efforts to effect the registration under the Securities Act of all Eligible Shares which the Company has been requested to so register, in order to permit the public sale or other disposition of such Eligible Shares in the manner specified in the notice by the Company to such Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 8.2(b) without obligation to any Holder.

             (3)     If  any  registration  effected  pursuant  to  this
   Section 8.2 relates to an underwritten offering

                  (1) any Holder including Eligible Shares in such registration shall, as a condition to including their Eligible Shares in such registration, agree to be bound by the terms and restrictions relating to such offering, as required by the underwriters; and

                  (2)  notwithstanding  any  other  provision  of   this
                       Section 8, if the managing underwriter determines that the inclusion in such registration of all Eligible Shares requested to be registered under this Section 8.2 would jeopardize the success of the offering, the Company may limit the number of shares of Common Stock (including Eligible Shares) to be included in such registration by selling stockholders, with the number of such shares of Common Stock (if any) included in such registration allocated among all selling stockholders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock held by such selling stockholders.

             (4)  Notwithstanding   the   other   provisions   of   this
   Section 8.2, the Company shall not be required to effect the registration under the Securities Act of Eligible Shares requested by the Holder thereof to be registered pursuant to this Section 8.2 if, at the time of such request, all such Eligible Shares may be immediately sold by such Holder pursuant to Rule 144 under the Securities Act without exceeding the volume limitations in paragraph
   (e) of Rule 144.

             8.3 Registration Procedures. If and whenever the Company is required by the provisions of this Section 8 to use its best efforts to effect the registration of any Eligible Shares under the Securities Act, the Company shall:

             (1) prepare and file with the SEC a Registration Statement with respect to such Eligible Shares and use its best efforts to cause that Registration Statement to become effective;

             (2) prepare and file with the SEC any amendments and supplements to such Registration Statement and the prospectus included in such Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep such Registration Statement effective for 120 days from the effective date or until all such Eligible Shares covered thereby have been sold;

             (3) subject to the provisions of Section 8.4, upon the happening of any event which results in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein, the Company shall promptly notify the Selling Stockholders of such occurrence and shall prepare and file with the SEC, as promptly as practicable thereafter, a supplement or amendment to such Registration Statement so that it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. If the Company has delivered preliminary or final prospectuses to the Selling Stockholders and after having done so the prospectus is amended or supplemented pursuant to this paragraph, the Company shall promptly notify the Selling Stockholders and, if requested by the Company, the Selling Stockholders shall immediately cease making offers or sales of shares under such Registration Statement and return all prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the Selling Stockholders shall be free to resume making offers and sales under such Registration Statement;

             (4) furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act;

             (5) use its best efforts to register or qualify the Eligible Shares covered by such Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

             (6) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Eligible Shares of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus; and

             (7) in the case of an underwritten offering, furnish, at the request of any Holder, on the date such Eligible Shares are delivered to the underwriters for sale in connection with such Registration Statement pursuant to this Section 8, (i) an opinion of counsel representing the Company for the purpose of such registration, addressed to the underwriters, dated such date, in form and substance customarily given by company counsel in underwritten public offerings, and (ii) a letter from the independent certified public accountants of the Company, dated such date, in form and substance customarily given by independent certified public accountants in underwritten public offerings.

   8.4  Limitations  on  Registration  Rightson   Registration Rights.

             (1) The Company shall not be required to effect more than three registrations pursuant to Section 8.2(a) above. In addition, the Company shall not be required to file any Registration Statement under Section 8.2 within the earlier to occur of (i) 180 days after the filing of any other Registration Statement by the Company or
   (ii) 120 days after the effective date of any other Registration Statement filed by the Company.

             (2) The Company may, by written notice to the Holders whose Eligible Shares are included or are to be included in a Registration Statement pursuant to Section 8.2, (i) delay (for a period not to exceed 90 days) the filing or effectiveness of such Registration Statement or (ii) suspend (for a period not to exceed 90 days) such Registration Statement after effectiveness and require that the Selling Stockholders immediately cease (for a period not to exceed 90 days) sales of shares pursuant to such Registration Statement, in the event that (A) the Company is preparing to file a Registration Statement with the SEC for a public offering of its securities, subject to the rights of the Holders to include Eligible Shares in such registration statement, as provided in Section 8.2, or
   (B) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction and the Board of Directors of the Company determines in good faith that the filing of such Registration Statement (or the public disclosure required as a result thereof) would have a material adverse effect on such activity or transaction, or the preparations or negotiations therefor.

             (3) If the Company delays or suspends a Registration Statement or requires Selling Stockholders to cease sales of shares pursuant to paragraph (b) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to file or reinstate the effectiveness of such Registration Statement and/or give written notice to all Selling Stockholders authorizing them to resume sales pursuant to such Registration Statement. If as a result thereof the prospectus included in such Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to Selling Stockholders given pursuant to this paragraph (c), and the Selling Stockholders shall make no offers or sales of shares pursuant to such Registration Statement other than by means of such revised prospectus.

             8.5  Requirements   of   Selling   Stockholdersof   Selling
   Stockholders.

             (1) The Company shall not be required to include any Eligible Shares in a Registration Statement unless the Selling Stockholder owning such shares furnishes to the Company in writing such information regarding such Selling Stockholder and the proposed sale of Eligible Shares by such Selling Stockholder as the Company may reasonably request in writing in connection with such Registration Statement or as shall be required in connection therewith by the SEC or any state securities law authorities.

             (2)  Each Holder shall:

                  (1) indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or such directors and officers may become subject by reason of any statement or omission in a Registration Statement made in reliance upon, or in conformity with, written information furnished by such Holder pursuant to this Section 8.5; and

                  (2) report to the Company sales made pursuant to a Registration Statement.

             8.6 Indemnification. The Company agrees to indemnify and hold harmless each Selling Stockholder, each of its directors and officers, any other person who controls (within the meaning of the Securities Act or the Securities Exchange Act of 1934) such Selling Stockholder, and any underwriter for such Selling Stockholder, against any losses, claims, damages, expenses or liabilities to which they may become subject by reason of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of law by the Company in connection with the registration of the Eligible Shares of such Selling Stockholder, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished to the Company by or on behalf of a Selling Stockholder for use in such Registration Statement. In addition, the Company shall reimburse any such indemnified party for any legal or other expenses reasonable incurred by them in connection with investigating or defending any such losses, claims, damages, expenses or liabilities. The Company shall have the right to assume the defense and settlement of any claim or suit for which the Company may be responsible for indemnification under this Section 8.6.

             8.7 Expenses. The Company will pay all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees with the SEC or the National Association of Securities Dealers, Inc., state Blue Sky fees and expenses, printing expenses, and the fees and expenses of counsel and auditors for the Company, but excluding (i) underwriting discounts and selling commissions applicable to the sale of the Eligible Shares and (ii) the fees and expenses of counsel for the Selling Stockholders.

             8.8 Assignment of Rightsof Rights. The Purchaser may not assign any of its rights under this Section 8 except in connection with the transfer of at least 20% of the Eligible Shares then outstanding, provided that, prior to the effectiveness of such assignment, such transferee must agree in a written instrument delivered to the Company to be bound by the provisions of this
   Section 8.

        9.   Miscellaneous.

   9.1  Successors and  Assigns.    This  Agreement,  and  the
   rights and obligations of the parties hereunder, shall be binding upon their successors and assigns.

             9.2 Confidentiality. The Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which the Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Purchaser pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public; provided, however, that the Purchaser may disclose such information (i) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Shares from the Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, or (iii) to any Affiliate of the Purchaser; subject to the agreement of such party to keep such information confidential as set forth herein.

             9.3 Survival of Representations, Warranties and Covenants. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing and continue for a period of two years after the Closing. All covenants shall survive indefinitely, except as limited in accordance with their terms.

             9.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and in the English language, and shall be delivered by any lawful means, to the following address:

        If to the Company, at Spyglass, Inc., One Cambridge Center, Cambridge, Massachusetts 02142, Attn: Chief Financial Officer, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser; or

        If to the Purchaser, at 101 Tournament Drive, Horsham, Pennsylvania 19044, Attn: Executive Vice President, Business Development, with a copy to the Senior Vice President and General Counsel, or at such other address or addresses as may have been furnished in writing by the Purchaser to the Company.

        Any such notices, requests, consents and other communications shall be deemed delivered upon receipt by the addressee.

             9.5 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

             9.6 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchaser. Any amendment or waiver effected in

   Accordance with this Section 9.6 shall be binding upon each holder of any Shares (including shares of Common Stock into which such Shares have been converted), each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

             9.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

             9.8 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

             9.9 Costs and Expenses. Except as provided in Section 8.7, all costs and expenses (including without limitation fees and expenses of attorneys, brokers, agents or finders) incurred by any Party in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated by this Agreement are consummated.

             9.10 Titles. The section headings of this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

             9.11 Cooperation. Each Party shall, at the request and expense of the other Party, at any time and from time to time following the execution of this Agreement, execute and deliver to the other Party such further instruments and take such further administrative and ministerial actions as may be reasonably necessary or appropriate to carry out the purposes and intent of this Agreement.

             9.12 No Third Party Beneficiaries. Nothing expressed or implied in this Agreement or shall be construed to confer upon any person or entity, other than the Parties and their respective successors and permitted assigns, any rights or remedies under or in connection with this Agreement.

             9.13 Governing Law.   This Agreement shall  be governed  by
   and construed in accordance with the laws of the State of Delaware.

             [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.


                                    SPYGLASS, INC.

                                    By:  /s/ Michael F. Tyrrell




                                    GENERAL INSTRUMENT CORPORATION


                                    By: /s/ Richard C. Smith

                                    Richard C. Smith
                                    (print name and title)

   Confidential  Materials  omitted  and   filed  separately  with   the
   Securities and Exchange Commission.  Asterisks denote omissions.

                                                               EXHIBIT A

   THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
               TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT



   Date of Issuance: October 19, 1998      Number of Shares: ***
                                      (subject to adjustment)



                              SPYGLASS, INC.

                       Common Stock Purchase Warrant


        Spyglass, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that General Instrument Corporation (the "Registered Holder") is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Boston, Massachusetts time) on the Expiration Date (as defined below), *** shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of *** per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively. The "Expiration Date" shall mean December 31, 2003, or (if applicable) such later date as is provided for in Section 1(c) below.

        1.  Vesting Schedule.

             (a) This Warrant will become exercisable ("vest") as to all of the Warrant Shares on October 1, 2003.

             (b) Notwithstanding the foregoing vesting schedule, this Warrant shall become immediately vested in full on the date (the "Acceleration Date") 10 days following the date (if any) on which the Registered Holder has paid to the Company (or a subsidiary or affiliate (as defined in Rule 405 under the Securities Act of 1933) of the Company) an aggregate of *** under the Digital Software Integration Center Sourcing Agreement dated October 19, 1998 between the Company and the Registered Holder (the "Sourcing Agreement").

             (c) In the event that any of the companies listed on Exhibit C to the Operating Agreement dated October 19, 1998 between the Company, the Registered Holder and Spyglass DSIC, Inc. (the "Operating Agreement") acquire beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) of shares of Common Stock of the Company representing 20% or more of the outstanding Common Stock of the Company and either (i) the Registered Holder exercises its right to terminate the Sourcing Agreement or
   (ii) the Registered Holder exercises its purchase option under the Operating Agreement, this Warrant shall become immediately vested in full.

             (d) In the event of the acceleration of vesting of this Warrant under Section 1(b) or 1(c) above, the Expiration Date shall be the later of December 31, 2003 and the date three years following the Acceleration Date.

        2.  Exercise.

             (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

             (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 2(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

             (c) As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

             (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof; and

             (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

             (d) The Company shall be responsible for any and all taxes arising from the granting and/or exercise of this Warrant (other than taxes on the transfer of this Warrant or on the income of the Registered Holder), including, but not limited to, all documentary and stamp taxes.

        3.  Antidilution Provisions.

             3.1 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Purchase Price as provided in Section 3.2(a), the Registered Holder shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of Warrant Shares (calculated to the nearest 1/100th of a share) obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

             3.2  Adjustment of  Purchase  Price.   The  Purchase  Price
   shall be subject to adjustment from time to time as hereinafter set forth.

                  (a) Stock Dividends, Subdivisions and Combinations. In the event that the Company subsequent to the date hereof shall:

                       (i)  declare  a  dividend   upon,  or  make   any
   distribution in respect of, any of its Common Stock, payable in Common Stock, Convertible Securities or Stock Purchase Rights, or

                       (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                       (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Purchase Price shall be adjusted to that price determined by multiplying the Purchase Price per share of Common Stock immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such event and (B) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such event. For purposes of this
   Section 3.2, all shares of Common Stock issuable upon conversions or exchanges of Convertible Securities and exercises of Stock Purchase Rights shall be treated as outstanding. "Convertible Securities" means evidences of indebtedness, shares of stock or other

   Confidential  Materials  omitted  and   filed  separately  with   the
   Securities and Exchange Commission.  Asterisks denote omissions.

   securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happenings of a specified event. "Stock Purchase Rights" means any warrants, options or other rights to subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible Securities.

                  (b) Issuance of Additional Shares of Common Stock. In the event that the Company shall issue or sell any shares of Common Stock after the date hereof for a consideration less than *** of the then Fair Value (as defined below) per share immediately prior to such issue or sale, the Purchase Price in effect immediately prior to such issuance or sale shall be adjusted by: multiplying the then existing Purchase Price by a fraction the numerator of which is (A) the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale plus (2) the consideration received by the Company upon such issue or sale, divided by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which shall be the Fair Value per share of Common Stock immediately prior to such issue or sale.

        The provisions of this Subsection (b) shall not apply to any shares of Common Stock which are distributed to holders of Common Stock pursuant to a stock dividend or subdivision for which an adjustment is provided for under Subsection (a) of this Section 3.2.
    No adjustment of the Purchase Price shall be made under this Subsection upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any Stock Purchase Rights or pursuant to the conversion or exchange of any Convertible Securities if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights or Convertible Securities pursuant to Subsection (a), (c) or (d) of this Section 3.2.

        For purposes of this Warrant, "Fair Value" per share of Common Stock means the following:

                  (i) if the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of Fair Value is to be made, the Fair Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the trading day immediately preceding such date; and

                  (ii) if the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of Fair Value is to be made, the Fair Value per share of Common Stock shall be as agreed upon by the Company and the Registered Holder.

        Whenever the Company shall issue any of its Common Stock, Stock Purchase Rights or Convertible Securities as consideration for a merger, the purchase of stock or assets from or similar transaction with a bona fide third party, such shares will be deemed for all purposes hereunder to be issued for Fair Value.

                  (c)  Issuance of Stock Purchase Rights.  In the  event
   that the Company shall issue or sell any Stock Purchase Rights and the consideration per share for which shares of Common Stock may at any time thereafter be issuable upon exercise thereof (or, in the case of Stock Purchase Rights exercisable for the purchase of Convertible Securities, upon the subsequent conversion or exchange of such Convertible Securities) shall be less than the Fair Value per share of Common Stock immediately prior to the issuance of such Stock Purchase Rights, the Purchase Price shall be adjusted as provided in Subsection (b) of this Section 3.2 on the basis that (i) the maximum number of shares of Common Stock issuable upon exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities following such exercise) shall be deemed to have been issued as of the date of the issuance of such Stock Purchase Rights as hereinafter provided and (ii) the aggregate consideration received for such shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Company in connection with the issuance and exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities). For the purposes of this Subsection (c), the date as of which such Stock Purchase Rights shall be deemed to be issued shall be the earlier of
   (A) the date on which the Company shall enter into a firm contract for the issuance of such Stock Purchase Rights, or (B) the date of actual issuance of such Stock Purchase Rights.

                  (d) Issuance of Convertible Securities. In the event that the Company shall issue or sell any Convertible Securities and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Value per share of Common Stock immediately prior to the issuance of such Convertible Securities, the Purchase Price shall be adjusted as provided in Subsection (b) of this Section 3.2 on the basis that (i) the maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of issuance of such Convertible Securities as hereinafter provided and (ii) the aggregate consideration received for such shares of Common Stock shall be deemed to be equal to the minimum consideration received or receivable by the Company in connection with the issuance and conversion or exchange of such Convertible Securities. For the purposes of this Subsection (d), the date as of which such Convertible Securities shall be deemed to be issued shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, or (B) the date of actual issuance of such Convertible Securities. No adjustment of the Purchase Price shall be made under this Subsection upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any Stock Purchase Rights, if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights pursuant to Subsection (c) of this Section 3.2.

                  (e) Minimum Adjustment. In the event any adjustment of the Purchase Price pursuant to this Section 3.2 shall result in an adjustment of less than $.01 per share of Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to $.01 or more per share of Common Stock; provided, however, that upon any adjustment of the Purchase Price pursuant to Subsection 3.2(a), the foregoing figure of $.01 per share (or such figure last adjustment) shall be proportionately adjusted and provided further that upon the exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest .001 of a cent) not theretofore made to the Purchase Price up to an including the date upon which this Warrant is exercised.

                  (f) Readjustment of Purchase Price and Warrant Shares. In the event (i) the purchase price payable for any Stock Purchase Rights or Convertible Securities referred to in Subsection
   (c) or (d) above, (ii) the additional consideration, if any, payable upon exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock shall change, the Purchase Price in effect at the time of such change shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such Stock Purchase Rights or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights not exercised or of any such Convertible Securities not converted or exchanged, the Purchase Price then in effect shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued. No readjustment of the Purchase Price pursuant to this Subsection (f) shall have the effect of increasing the Purchase Price by an amount in excess of the adjustment originally made to the Purchase Price in respect of the issue, sale or grant of the applicable Stock Purchase Rights or Convertible Securities.

                  (g)  Reorganization,        Reclassification        or
   Recapitalization of Company. In the event of (i) any capital reorganization or reclassification or recapitalization of the capital stock of the Company (other than in the cases referred to in Subsection (a) of this Section 3.2), or (ii) the consolidation or merger of the Company with or into another corporation or the sale or transfer of all or substantially all of the assets of the Company in which the Common Stock is converted into or exchanged for securities or other property, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof the amount of securities or property which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof would have been entitled to receive upon such capital reorganization, reclassification, recapitalization, consolidation, merger or sale, and at the same aggregate Purchase Price.

             Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall made equitable, written adjustments in the application of the provisions herein set forth with respect to the rights and interests of the Registered Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental instrument executed by the Company and/or the successor entity, as applicable, which agreement shall bind each such entity.

                  (h)  Other Dilutive Events.  If any event shall  occur
   as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make an adjustment of the nature provided for in this Section 3 would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Registered Holder and shall make the adjustments described therein.

                  (i) Determination of Consideration. For purposes of this Section 3, the consideration received or receivable by the Company for the issuance, sale, grant or assumption of shares of Common Stock, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

                       (1) Cash Payment. In the case of cash, the net amount received by the Company before deduction of any underwriting commissions or similar concessions paid or allowed by the Company.

                       (2) Securities or Other Property. In the case of securities or other property, the fair market value as determined in good faith by the Board of Directors of the Company; provided that a determination with respect to any securities for which a public trading market exists shall be based upon the most recent public trading price of such securities.

                       (3) Allocation Related to Common Stock. In the event shares of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received (computed as provided in clauses (1) and (2) above) shall be allocable to such shares of Common Stock as determined in good faith by the Board of Directors of the Company.

                       (4) Allocation Related to Stock Purchase Rights and Convertible Securities. In the event that any Stock Purchase Rights or Convertible Securities shall be issued or sold together with other securities or other assets of the Company, together comprising one integral transaction in which no specific consideration is allocated to the Stock Purchase Rights or Convertible Securities, the consideration received shall be allocable to such Stock Purchase Rights and Convertible Securities as determined in good faith by the Board of Directors of the Company.

                       (5) Dividends on Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than Common Stock) payable in either case in Common Stock, Convertible Securities or Stock Purchase Rights, such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                       (6) Stock Purchase Rights and Convertible Securities. The consideration for which shares of Common Stock shall be deemed to be issued upon the issuance of any Stock Purchase Rights or Convertible Securities shall be determined by dividing (i) the total consideration, if any, received or receivable by the Company as consideration for the granting of such Stock Purchase Rights or the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Stock Purchase Rights or the conversion or exchange of such Convertible Securities or, in the case of Stock Purchase Rights for Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the exercise of such Stock Purchase Rights and the conversion or exchange of such Convertible Securities, in each case before deducting any underwriting commissions or similar concessions paid or allowed by the Company, by (ii) the maximum number of shares of Common Stock issuable upon the exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities.

                  (j) Record Date. In the event that the Company shall take a record of the holders of the Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Convertible Securities or Stock Purchase Rights or (ii) to subscribe for or purchase Common Stock, Convertible Securities or Stock Purchase Rights, then all references in this
   Section 3 to the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date.

                  (k) Shares Outstanding. The number of shares of Common Stock deemed to be outstanding at any given time shall not include (i) shares of Common Stock in the treasury of the Company or owned by any wholly-owned subsidiary of the Company and (ii) except where shares are described on a "fully diluted basis" or in a similar manner, any of the Warrant Shares.

                  (l) Maximum Purchase Price. At no time shall the Purchase Price per share of Common Stock exceed the amount set forth in the first paragraph of the preamble of this Warrant except pursuant to adjustments made pursuant to Subsection (a) or (g) of this Section 3.2.

                  (m) Application. Except as otherwise provided herein, all Subsections of this Section 3.2 are intended to operate independently of one another, but without duplication. If an event occurs that requires the application of more than one Subsection, all applicable Subsections shall be given independent effect; provided, however, that no adjustment shall be made which duplicates an adjustment already made pursuant to some other Subsection of this
   Section 3.

                  (n) No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Purchase Price in the case of:

                       (i) the issuance of shares of Common Stock pursuant to a rights offering in which the Registered Holder is granted an opportunity to participate under the provisions of
   Section 3.3.; or

                       (ii) the issuance of options or shares of Common Stock to employees, directors or consultants pursuant to an employment agreement, a stock option agreement or a plan approved by the Board of Directors of the Company.

             3.3 Rights Offering. In the event the Company shall effect an offering of Common Stock pro rata among its stockholders then the Registered Holder shall be entitled, at its option, to elect to participate in such offering as if this Warrant had been exercised and the Registered Holder were at the time of such rights offering a holder of that number of shares of Common Stock to which the Registered Holder is then entitled on the exercise hereof.

             3.4  Certificates and Notices.

                  (a) Adjustments to Purchase Price. Upon any adjustment under this Section 3 of the number of shares of Common Stock purchasable upon exercise of this Warrant or of the Purchase Price, a certificate, signed (i) by a Vice President or the Treasurer of the Company, or (ii) by any independent firm of certified public accountants of recognized national standing selected by, and at the expense of the Company (which may be the Company's outside auditing firm), setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Purchase Price and the number of shares of Common Stock or other property purchasable upon exercise of this Warrant after giving effect to such adjustment, shall be mailed to the Registered Holder.

   The certificate of any independent firm of certified public accountants of recognized national standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under this Section 3, absent manifest error.

                  (b) Extraordinary Corporate Events. In the event that the Company after the date hereof shall propose to (i) pay any dividend payable in stock to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock (other than a stock split effected by means of a Common Stock dividend), (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), or any sale, transfer or other disposition of all or substantially all of its assets, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to the Registered Holder notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive such stock dividends or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least 30 days prior to the date upon which such action takes place and 20 days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

                  (c) Effect of Failure. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Section 3.4 shall not affect the legality or validity of the adjustment of the Purchase Price or the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

        13. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board of Directors of the Company.

        14.  Transfer Restrictions.

             14.1 This Warrant may not be sold or transferred without the prior written consent of the Company, which shall not be unreasonably withheld; provided that the Company's consent shall not be required in the event of the sale of all or substantially all of the assets of the Registered Holder. Any permitted transfer shall be effected by surrendering this Warrant, along with a properly executed assignment, at the principal office of the Company.

             14.2 The Warrant Shares may not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

             14.3 Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

             "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

   The  foregoing  legend  shall   be  removed  from  the   certificates
   representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

        15.  No Impairment.  The Company will  not, by amendment of  its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

        16. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock (other than one payable in (i) cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) or (ii) shares of Common Stock) (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

        17. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

        18. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

        19. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
    Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to this Warrant are adjusted as of the date of the distribution of the dividend
   (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        20. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

        21. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

        22.  Governing Law.    This  Warrant will  be  governed  by  and
   construed in accordance with the laws of the State of Delaware.



             [Remainder of Page Intentionally Left Blank]

        Executed as of the date first written above.

                                 SPYGLASS, INC.


                                 By:________________________________

                                 Title:_____________________________

   ATTEST:


   _________________________

                                                         EXHIBIT I


                               PURCHASE FORM



   To:_________________                         Dated:______________


        The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, in lawful money of the United States, representing the full purchase price for such shares at the price per share provided for in such Warrant.


                                 Signature:__________________________

                                 Address:____________________________

     ____________________________

   Confidential  Materials  omitted  and   filed  separately  with   the
   Securities and Exchange Commission.  Asterisks denote omissions.
                                                               EXHIBIT B

   THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
               TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT


   Date of Issuance: October 19, 1998      Number of Shares: ***
                                      (subject to adjustment)



                              SPYGLASS, INC.

                       Common Stock Purchase Warrant


        Spyglass, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that General Instrument Corporation (the "Registered Holder") is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Boston, Massachusetts time) on the Expiration Date (as defined below), *** shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of *** per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively. The "Expiration Date" shall mean December 31, 2003, or (if applicable) such later date as is provided for in Section 1(c) below.

        1.  Vesting Schedule.

             (a) This Warrant will become exercisable ("vest") as to all of the Warrant Shares on October 1, 2003.

             (b) Notwithstanding the foregoing vesting schedule, this Warrant shall become immediately vested in full on the date (the "Acceleration Date") 10 days following the date (if any) on which the Registered Holder has paid to the Company (or a subsidiary or affiliate (as  defined  in  Rule 405  under  the  Securities  Act  of
   1933) of the Company) an aggregate of *** under the Digital Software Integration Center Sourcing Agreement dated October 19, 1998 between the Company and the Registered Holder (the "Sourcing Agreement").

             (c) In the event that any of the companies listed on Exhibit C to the Operating Agreement dated October 19, 1998 between the Company, the Registered Holder and Spyglass DSIC, Inc. (the "Operating Agreement") acquire beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) of shares of Common Stock of the Company representing 20% or more of the outstanding Common Stock of the Company and either (i) the Registered Holder exercises its right to terminate the Sourcing Agreement or
   (ii) the Registered Holder exercises its purchase option under the Operating Agreement, this Warrant shall become immediately vested in full.

             (d) In the event of the acceleration of vesting of this Warrant under Section 1(b) or 1(c) above, the Expiration Date shall be the later of December 31, 2003 and the date three years following the Acceleration Date.

        2.  Exercise.

             (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

             (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 2(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

             (c) As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

             (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof; and

             (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

             (d) The Company shall be responsible for any and all taxes arising from the granting and/or exercise of this Warrant (other than taxes on the transfer of this Warrant or on the income of the Registered Holder), including, but not limited to, all documentary and stamp taxes.

        3.  Antidilution Provisions.

             3.1 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Purchase Price as provided in Section 3.2(a), the Registered Holder shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of Warrant Shares (calculated to the nearest 1/100th of a share) obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

             3.2  Adjustment of  Purchase  Price.   The  Purchase  Price
   shall be subject to adjustment from time to time as hereinafter set forth.

                  (a) Stock Dividends, Subdivisions and Combinations. In the event that the Company subsequent to the date hereof shall:

                       (i)  declare  a  dividend   upon,  or  make   any
   distribution in respect of, any of its Common Stock, payable in Common Stock, Convertible Securities or Stock Purchase Rights, or

                       (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                       (iii)     combine  its   outstanding  shares   of
   Common Stock into a smaller number of shares of Common Stock,

   then the Purchase Price shall be adjusted to that price determined by multiplying the Purchase Price per share of Common Stock immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such event and (B) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such event. For purposes of this
   Section 3.2, all shares of Common Stock issuable upon conversions or exchanges of Convertible Securities and exercises of Stock Purchase Rights shall be treated as outstanding. "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional

   Confidential  Materials  omitted  and  filed
   separately with the  Securities and Exchange  Commission.   Asterisks
   denote omissions.

   consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happenings of a specified event. "Stock Purchase Rights" means any warrants, options or other rights to subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible Securities.

                  (b) Issuance of Additional Shares of Common Stock. In the event that the Company shall issue or sell any shares of Common Stock after the date hereof for a consideration less than *** of the then Fair Value (as defined below) per share immediately prior to such issue or sale, the Purchase Price in effect immediately prior to such issuance or sale shall be adjusted by: multiplying the then existing Purchase Price by a fraction the numerator of which is (A) the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale plus (2) the consideration received by the Company upon such issue or sale, divided by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which shall be the Fair Value per share of Common Stock immediately prior to such issue or sale.

        The provisions of this Subsection (b) shall not apply to any shares of Common Stock which are distributed to holders of Common Stock pursuant to a stock dividend or subdivision for which an adjustment is provided for under Subsection (a) of this Section 3.2.
    No adjustment of the Purchase Price shall be made under this Subsection upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any Stock Purchase Rights or pursuant to the conversion or exchange of any Convertible Securities if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights or Convertible Securities pursuant to Subsection (a), (c) or (d) of this Section 3.2.

        For purposes of this Warrant, "Fair Value" per share of Common Stock means the following:

                  (i) if the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of Fair Value is to be made, the Fair Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the trading day immediately preceding such date; and

                  (ii) if the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of Fair Value is to be made, the Fair Value per share of Common Stock shall be as agreed upon by the Company and the Registered Holder.

        Whenever the Company shall issue any of its Common Stock, Stock Purchase Rights or Convertible Securities as consideration for a merger, the purchase of stock or assets from or similar transaction with a bona fide third party, such shares will be deemed for all purposes hereunder to be issued for Fair Value.

                  (c)  Issuance of Stock Purchase Rights.  In the  event
   that the Company shall issue or sell any Stock Purchase Rights and the consideration per share for which shares of Common Stock may at any time thereafter be issuable upon exercise thereof (or, in the case of Stock Purchase Rights exercisable for the purchase of Convertible Securities, upon the subsequent conversion or exchange of such Convertible Securities) shall be less than the Fair Value per share of Common Stock immediately prior to the issuance of such Stock Purchase Rights, the Purchase Price shall be adjusted as provided in Subsection (b) of this Section 3.2 on the basis that (i) the maximum number of shares of Common Stock issuable upon exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities following such exercise) shall be deemed to have been issued as of the date of the issuance of such Stock Purchase Rights as hereinafter provided and (ii) the aggregate consideration received for such shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Company in connection with the issuance and exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities). For the purposes of this Subsection (c), the date as of which such Stock Purchase Rights shall be deemed to be issued shall be the earlier of
   (A) the date on which the Company shall enter into a firm contract for the issuance of such Stock Purchase Rights, or (B) the date of actual issuance of such Stock Purchase Rights.

                  (d) Issuance of Convertible Securities. In the event that the Company shall issue or sell any Convertible Securities and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Value per share of Common Stock immediately prior to the issuance of such Convertible Securities, the Purchase Price shall be adjusted as provided in Subsection (b) of this Section 3.2 on the basis that (i) the maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of issuance of such Convertible Securities as hereinafter provided and (ii) the aggregate consideration received for such shares of Common Stock shall be deemed to be equal to the minimum consideration received or receivable by the Company in connection with the issuance and conversion or exchange of such Convertible Securities. For the purposes of this Subsection (d), the date as of which such Convertible Securities shall be deemed to be issued shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, or (B) the date of actual issuance of such Convertible Securities. No adjustment of the Purchase Price shall be made under this Subsection upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any Stock Purchase Rights, if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights pursuant to Subsection (c) of this Section 3.2.

                  (e) Minimum Adjustment. In the event any adjustment of the Purchase Price pursuant to this Section 3.2 shall result in an adjustment of less than $.01 per share of Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to $.01 or more per share of Common Stock; provided, however, that upon any adjustment of the Purchase Price pursuant to Subsection 3.2(a), the foregoing figure of $.01 per share (or such figure last adjustment) shall be proportionately adjusted and provided further that upon the exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest .001 of a cent) not theretofore made to the Purchase Price up to an including the date upon which this Warrant is exercised.

                  (f) Readjustment of Purchase Price and Warrant Shares. In the event (i) the purchase price payable for any Stock Purchase Rights or Convertible Securities referred to in Subsection
   (c) or (d) above, (ii) the additional consideration, if any, payable upon exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock shall change, the Purchase Price in effect at the time of such change shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such Stock Purchase Rights or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights not exercised or of any such Convertible Securities not converted or exchanged, the Purchase Price then in effect shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued. No readjustment of the Purchase Price pursuant to this Subsection (f) shall have the effect of increasing the Purchase Price by an amount in excess of the adjustment originally made to the Purchase Price in respect of the issue, sale or grant of the applicable Stock Purchase Rights or Convertible Securities.

                  (g)  Reorganization,        Reclassification        or
   Recapitalization of Company. In the event of (i) any capital reorganization or reclassification or recapitalization of the capital stock of the Company (other than in the cases referred to in Subsection (a) of this Section 3.2), or (ii) the consolidation or merger of the Company with or into another corporation or the sale or transfer of all or substantially all of the assets of the Company in which the Common Stock is converted into or exchanged for securities or other property, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof the amount of securities or property which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof would have been entitled to receive upon such capital reorganization, reclassification, recapitalization, consolidation, merger or sale, and at the same aggregate Purchase Price.

             Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall made equitable, written adjustments in the application of the provisions herein set forth with respect to the rights and interests of the Registered Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental instrument executed by the Company and/or the successor entity, as applicable, which agreement shall bind each such entity.

                  (h)  Other Dilutive Events.  If any event shall  occur
   as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make an adjustment of the nature provided for in this Section 3 would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Registered Holder and shall make the adjustments described therein.

                  (i) Determination of Consideration. For purposes of this Section 3, the consideration received or receivable by the Company for the issuance, sale, grant or assumption of shares of Common Stock, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

                       (1) Cash Payment. In the case of cash, the net amount received by the Company before deduction of any underwriting commissions or similar concessions paid or allowed by the Company.

                       (2) Securities or Other Property. In the case of securities or other property, the fair market value as determined in good faith by the Board of Directors of the Company; provided that a determination with respect to any securities for which a public trading market exists shall be based upon the most recent public trading price of such securities.

                       (3) Allocation Related to Common Stock. In the event shares of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received (computed as provided in clauses (1) and (2) above) shall be allocable to such shares of Common Stock as determined in good faith by the Board of Directors of the Company.

                       (4) Allocation Related to Stock Purchase Rights and Convertible Securities. In the event that any Stock Purchase Rights or Convertible Securities shall be issued or sold together with other securities or other assets of the Company, together comprising one integral transaction in which no specific consideration is allocated to the Stock Purchase Rights or Convertible Securities, the consideration received shall be allocable to such Stock Purchase Rights and Convertible Securities as determined in good faith by the Board of Directors of the Company.

                       (5) Dividends on Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than Common Stock) payable in either case in Common Stock, Convertible Securities or Stock Purchase Rights, such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                       (6) Stock Purchase Rights and Convertible Securities. The consideration for which shares of Common Stock shall be deemed to be issued upon the issuance of any Stock Purchase Rights or Convertible Securities shall be determined by dividing (i) the total consideration, if any, received or receivable by the Company as consideration for the granting of such Stock Purchase Rights or the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Stock Purchase Rights or the conversion or exchange of such Convertible Securities or, in the case of Stock Purchase Rights for Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the exercise of such Stock Purchase Rights and the conversion or exchange of such Convertible Securities, in each case before deducting any underwriting commissions or similar concessions paid or allowed by the Company, by (ii) the maximum number of shares of Common Stock issuable upon the exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities.

                  (j) Record Date. In the event that the Company shall take a record of the holders of the Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Convertible Securities or Stock Purchase Rights or (ii) to subscribe for or purchase Common Stock, Convertible Securities or Stock Purchase Rights, then all references in this
   Section 3 to the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date.

                  (k) Shares Outstanding. The number of shares of Common Stock deemed to be outstanding at any given time shall not include (i) shares of Common Stock in the treasury of the Company or owned by any wholly-owned subsidiary of the Company and (ii) except where shares are described on a "fully diluted basis" or in a similar manner, any of the Warrant Shares.

                  (l) Maximum Purchase Price. At no time shall the Purchase Price per share of Common Stock exceed the amount set forth in the first paragraph of the preamble of this Warrant except pursuant to adjustments made pursuant to Subsection (a) or (g) of this Section 3.2.

                  (m) Application. Except as otherwise provided herein, all Subsections of this Section 3.2 are intended to operate independently of one another, but without duplication. If an event occurs that requires the application of more than one Subsection, all applicable Subsections shall be given independent effect; provided, however, that no adjustment shall be made which duplicates an adjustment already made pursuant to some other Subsection of this
   Section 3.

                  (n) No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Purchase Price in the case of:

                       (i) the issuance of shares of Common Stock pursuant to a rights offering in which the Registered Holder is granted an opportunity to participate under the provisions of
   Section 3.3.; or

                       (ii) the issuance of options or shares of Common Stock to employees, directors or consultants pursuant to an employment agreement, a stock option agreement or a plan approved by the Board of Directors of the Company.

             3.3 Rights Offering. In the event the Company shall effect an offering of Common Stock pro rata among its stockholders then the Registered Holder shall be entitled, at its option, to elect to participate in such offering as if this Warrant had been exercised and the Registered Holder were at the time of such rights offering a holder of that number of shares of Common Stock to which the Registered Holder is then entitled on the exercise hereof.

             3.4  Certificates and Notices.

                  (a) Adjustments to Purchase Price. Upon any adjustment under this Section 3 of the number of shares of Common Stock purchasable upon exercise of this Warrant or of the Purchase Price, a certificate, signed (i) by a Vice President or the Treasurer of the Company, or (ii) by any independent firm of certified public accountants of recognized national standing selected by, and at the expense of the Company (which may be the Company's outside auditing firm), setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Purchase Price and the number of shares of Common Stock or other property purchasable upon exercise of this Warrant after giving effect to such adjustment, shall be mailed to the Registered Holder.

        The certificate of any independent firm of certified public accountants of recognized national standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under this Section 3, absent manifest error.

                  (b) Extraordinary Corporate Events. In the event that the Company after the date hereof shall propose to (i) pay any dividend payable in stock to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock (other than a stock split effected by means of a Common Stock dividend), (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), or any sale, transfer or other disposition of all or substantially all of its assets, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to the Registered Holder notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive such stock dividends or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least 30 days prior to the date upon which such action takes place and 20 days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

                  (c) Effect of Failure. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Section 3.4 shall not affect the legality or validity of the adjustment of the Purchase Price or the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

        26. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board of Directors of the Company.

        27.  Transfer Restrictions.

             27.1 This Warrant may not be sold or transferred without the prior written consent of the Company, which shall not be unreasonably withheld; provided that the Company's consent shall not be required in the event of the sale of all or substantially all of the assets of the Registered Holder. Any permitted transfer shall be effected by surrendering this Warrant, along with a properly executed assignment, at the principal office of the Company.

             27.2 The Warrant Shares may not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

             27.3 Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

             "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

   The  foregoing  legend  shall   be  removed  from  the   certificates
   representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

        28.  No Impairment.  The Company will  not, by amendment of  its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

        29. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock (other than one payable in (i) cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) or (ii) shares of Common Stock) (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

        30. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

        31. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

        32. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
    Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to this Warrant are adjusted as of the date of the distribution of the dividend
   (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        33. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

        34. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

        35.  Governing Law.    This  Warrant will  be  governed  by  and
   construed in accordance with the laws of the State of Delaware.




             [Remainder of Page Intentionally Left Blank]

        Executed as of the date first written above.

                                 SPYGLASS, INC.


                                 By:________________________________

                                 Title:_____________________________

   ATTEST:


   _________________________

                                                          EXHIBIT I


                               PURCHASE FORM


   To:_________________                         Dated:______________


        The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, in lawful money of the United States, representing the full purchase price for such shares at the price per share provided for in such Warrant.


                                  Signature:__________________________

                                 Address:____________________________

     ____________________________

   Confidential  Materials  omitted  and   filed  separately  with   the
   Securities and Exchange Commission.  Asterisks denote omissions.

                                                               EXHIBIT C

        THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
               TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT


   Date of Issuance: October 19, 1998      Number of Shares: ***
                                      (subject to adjustment)



                              SPYGLASS, INC.

                       Common Stock Purchase Warrant


        Spyglass, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that General Instrument Corporation (the "Registered Holder") is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Boston, Massachusetts time) on the Expiration Date (as defined below), *** shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of *** per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively. The "Expiration Date" shall mean December 31, 2003, or (if applicable) such later date as is provided for in Section 1(c) below.

        1.  Vesting Schedule.

             (a) This Warrant will become exercisable ("vest") as to all of the Warrant Shares on October 1, 2003.

             (b) Notwithstanding the foregoing vesting schedule, this Warrant shall become immediately vested in full on the date (the "Acceleration Date") 10 days following the date (if any) on which the Registered Holder has paid to the Company (or a subsidiary or affiliate (as  defined  in  Rule 405  under  the  Securities  Act  of
   1933) of the Company) an aggregate of *** under the Digital Software Integration Center Sourcing Agreement dated October 19, 1998 between the Company and the Registered Holder (the "Sourcing Agreement").

            (c) In the event that any of the companies listed on Exhibit C to the Operating Agreement dated October 19, 1998 between the Company, the Registered Holder and Spyglass DSIC, Inc. (the "Operating Agreement") acquire beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) of shares of Common Stock of the Company representing 20% or more of the outstanding Common Stock of the Company and either (i) the Registered Holder exercises its right to terminate the Sourcing Agreement or
   (ii) the Registered Holder exercises its purchase option under the Operating Agreement, this Warrant shall become immediately vested in full.

             (d) In the event of the acceleration of vesting of this Warrant under Section 1(b) or 1(c) above, the Expiration Date shall be the later of December 31, 2003 and the date three years following the Acceleration Date.

        2.  Exercise.

             (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

             (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 2(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

             (c) As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

             (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof; and

             (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

         (d) The Company shall be responsible for any and all taxes arising from the granting and/or exercise of this Warrant (other than taxes on the transfer of this Warrant or on the income of the Registered Holder), including, but not limited to, all documentary and stamp taxes.

        3.  Antidilution Provisions.

             3.1 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Purchase Price as provided in Section 3.2(a), the Registered Holder shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of Warrant Shares (calculated to the nearest 1/100th of a share) obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

             3.2  Adjustment of  Purchase  Price.   The  Purchase  Price
   shall be subject to adjustment from time to time as hereinafter set forth.

                  (a) Stock Dividends, Subdivisions and Combinations. In the event that the Company subsequent to the date hereof shall:

                       (i)  declare  a  dividend   upon,  or  make   any
   distribution in respect of, any of its Common Stock, payable in Common Stock, Convertible Securities or Stock Purchase Rights, or

                       (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                       (iii)     combine  its   outstanding  shares   of
   Common Stock into a smaller number of shares of Common Stock,

   then the Purchase Price shall be adjusted to that price determined by multiplying the Purchase Price per share of Common Stock immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such event and (B) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such event. For purposes of this
   Section 3.2, all shares of Common Stock issuable upon conversions or exchanges of Convertible Securities and exercises of Stock Purchase Rights shall be treated as outstanding. "Convertible Securities" means evidences of indebtedness, shares of stock or other

   Confidential  Materials  omitted  and   filed  separately  with   the
   Securities and Exchange Commission.  Asterisks denote omissions.

   securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happenings of a specified event. "Stock Purchase Rights" means any warrants, options or other rights to subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible Securities.

  (b)  Issuance of Additional Shares  of Common Stock.
   In the event that the Company shall issue or sell any shares of Common Stock after the date hereof for a consideration less than *** of the then Fair Value (as defined below) per share immediately prior to such issue or sale, the Purchase Price in effect immediately prior to such issuance or sale shall be adjusted by: multiplying the then existing Purchase Price by a fraction the numerator of which is (A) the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale plus (2) the consideration received by the Company upon such issue or sale, divided by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which shall be the Fair Value per share of Common Stock immediately prior to such issue or sale.

        The provisions of this Subsection (b) shall not apply to any shares of Common Stock which are distributed to holders of Common Stock pursuant to a stock dividend or subdivision for which an adjustment is provided for under Subsection (a) of this Section 3.2.
    No adjustment of the Purchase Price shall be made under this Subsection upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any Stock Purchase Rights or pursuant to the conversion or exchange of any Convertible Securities if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights or Convertible Securities pursuant to Subsection (a), (c) or (d) of this Section 3.2.

        For purposes of this Warrant, "Fair Value" per share of Common Stock means the following:

                  (i) if the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of Fair Value is to be made, the Fair Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the trading day immediately preceding such date; and

                  (ii) if the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system as of the date on which a determination of Fair Value is to be made, the Fair Value per share of Common Stock shall be as agreed upon by the Company and the Registered Holder.

        Whenever the Company shall issue any of its Common Stock, Stock Purchase Rights or Convertible Securities as consideration for a merger, the purchase of stock or assets from or similar transaction with a bona fide third party, such shares will be deemed for all purposes hereunder to be issued for Fair Value.

                  (c)  Issuance of Stock Purchase Rights.  In the  event
   that the Company shall issue or sell any Stock Purchase Rights and the consideration per share for which shares of Common Stock may at any time thereafter be issuable upon exercise thereof (or, in the case of Stock Purchase Rights exercisable for the purchase of Convertible Securities, upon the subsequent conversion or exchange of such Convertible Securities) shall be less than the Fair Value per share of Common Stock immediately prior to the issuance of such Stock Purchase Rights, the Purchase Price shall be adjusted as provided in Subsection (b) of this Section 3.2 on the basis that (i) the maximum number of shares of Common Stock issuable upon exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities following such exercise) shall be deemed to have been issued as of the date of the issuance of such Stock Purchase Rights as hereinafter provided and (ii) the aggregate consideration received for such shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Company in connection with the issuance and exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities). For the purposes of this Subsection (c), the date as of which such Stock Purchase Rights shall be deemed to be issued shall be the earlier of
   (A) the date on which the Company shall enter into a firm contract for the issuance of such Stock Purchase Rights, or (B) the date of actual issuance of such Stock Purchase Rights.

                  (d) Issuance of Convertible Securities. In the event that the Company shall issue or sell any Convertible Securities and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Value per share of Common Stock immediately prior to the issuance of such Convertible Securities, the Purchase Price shall be adjusted as provided in Subsection (b) of this Section 3.2 on the basis that (i) the maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of issuance of such Convertible Securities as hereinafter provided and (ii) the aggregate consideration received for such shares of Common Stock shall be deemed to be equal to the minimum consideration received or receivable by the Company in connection with the issuance and conversion or exchange of such Convertible Securities. For the purposes of this Subsection (d), the date as of which such Convertible Securities shall be deemed to be issued shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, or (B) the date of actual issuance of such Convertible Securities. No adjustment of the Purchase Price shall be made under this Subsection upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any Stock Purchase Rights, if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights pursuant to Subsection (c) of this Section 3.2.

                  (e) Minimum Adjustment. In the event any adjustment of the Purchase Price pursuant to this Section 3.2 shall result in an adjustment of less than $.01 per share of Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to $.01 or more per share of Common Stock; provided, however, that upon any adjustment of the Purchase Price pursuant to Subsection 3.2(a), the foregoing figure of $.01 per share (or such figure last adjustment) shall be proportionately adjusted and provided further that upon the exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest .001 of a cent) not theretofore made to the Purchase Price up to an including the date upon which this Warrant is exercised.

                  (f) Readjustment of Purchase Price and Warrant Shares. In the event (i) the purchase price payable for any Stock Purchase Rights or Convertible Securities referred to in Subsection
   (c) or (d) above, (ii) the additional consideration, if any, payable upon exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock shall change, the Purchase Price in effect at the time of such change shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such Stock Purchase Rights or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights not exercised or of any such Convertible Securities not converted or exchanged, the Purchase Price then in effect shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued. No readjustment of the Purchase Price pursuant to this Subsection (f) shall have the effect of increasing the Purchase Price by an amount in excess of the adjustment originally made to the Purchase Price in respect of the issue, sale or grant of the applicable Stock Purchase Rights or Convertible Securities.

                  (g)  Reorganization,        Reclassification        or
   Recapitalization of Company. In the event of (i) any capital reorganization or reclassification or recapitalization of the capital stock of the Company (other than in the cases referred to in Subsection (a) of this Section 3.2), or (ii) the consolidation or merger of the Company with or into another corporation or the sale or transfer of all or substantially all of the assets of the Company in which the Common Stock is converted into or exchanged for securities or other property, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof the amount of securities or property which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof would have been entitled to receive upon such capital reorganization, reclassification, recapitalization, consolidation, merger or sale, and at the same aggregate Purchase Price.

             Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall made equitable, written adjustments in the application of the provisions herein set forth with respect to the rights and interests of the Registered Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental instrument executed by the Company and/or the successor entity, as applicable, which agreement shall bind each such entity.

   (h)  Other Dilutive Events.  If any event shall  occur
   as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make an adjustment of the nature provided for in this Section 3 would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Registered Holder and shall make the adjustments described therein.

                  (i) Determination of Consideration. For purposes of this Section 3, the consideration received or receivable by the Company for the issuance, sale, grant or assumption of shares of Common Stock, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

                       (1) Cash Payment. In the case of cash, the net amount received by the Company before deduction of any underwriting commissions or similar concessions paid or allowed by the Company.

                       (2) Securities or Other Property. In the case of securities or other property, the fair market value as determined in good faith by the Board of Directors of the Company; provided that a determination with respect to any securities for which a public trading market exists shall be based upon the most recent public trading price of such securities.

                       (3) Allocation Related to Common Stock. In the event shares of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received (computed as provided in clauses (1) and (2) above) shall be allocable to such shares of Common Stock as determined in good faith by the Board of Directors of the Company.

                       (4) Allocation Related to Stock Purchase Rights and Convertible Securities. In the event that any Stock Purchase Rights or Convertible Securities shall be issued or sold together with other securities or other assets of the Company, together comprising one integral transaction in which no specific consideration is allocated to the Stock Purchase Rights or Convertible Securities, the consideration received shall be allocable to such Stock Purchase Rights and Convertible Securities as determined in good faith by the Board of Directors of the Company.

                       (5) Dividends on Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than Common Stock) payable in either case in Common Stock, Convertible Securities or Stock Purchase Rights, such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                       (6) Stock Purchase Rights and Convertible Securities. The consideration for which shares of Common Stock shall be deemed to be issued upon the issuance of any Stock Purchase Rights or Convertible Securities shall be determined by dividing (i) the total consideration, if any, received or receivable by the Company as consideration for the granting of such Stock Purchase Rights or the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Stock Purchase Rights or the conversion or exchange of such Convertible Securities or, in the case of Stock Purchase Rights for Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the exercise of such Stock Purchase Rights and the conversion or exchange of such Convertible Securities, in each case before deducting any underwriting commissions or similar concessions paid or allowed by the Company, by (ii) the maximum number of shares of Common Stock issuable upon the exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities.

                  (j) Record Date. In the event that the Company shall take a record of the holders of the Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Convertible Securities or Stock Purchase Rights or (ii) to subscribe for or purchase Common Stock, Convertible Securities or Stock Purchase Rights, then all references in this
   Section 3 to the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date.

                  (k) Shares Outstanding. The number of shares of Common Stock deemed to be outstanding at any given time shall not include (i) shares of Common Stock in the treasury of the Company or owned by any wholly-owned subsidiary of the Company and (ii) except where shares are described on a "fully diluted basis" or in a similar manner, any of the Warrant Shares.

                  (l) Maximum Purchase Price. At no time shall the Purchase Price per share of Common Stock exceed the amount set forth in the first paragraph of the preamble of this Warrant except pursuant to adjustments made pursuant to Subsection (a) or (g) of this Section 3.2.

                  (m) Application. Except as otherwise provided herein, all Subsections of this Section 3.2 are intended to operate independently of one another, but without duplication. If an event occurs that requires the application of more than one Subsection, all applicable Subsections shall be given independent effect; provided, however, that no adjustment shall be made which duplicates an adjustment already made pursuant to some other Subsection of this
   Section 3.

                  (n) No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Purchase Price in the case of:

                       (i) the issuance of shares of Common Stock pursuant to a rights offering in which the Registered Holder is granted an opportunity to participate under the provisions of
   Section 3.3.; or

                       (ii) the issuance of options or shares of Common Stock to employees, directors or consultants pursuant to an employment agreement, a stock option agreement or a plan approved by the Board of Directors of the Company.

             3.3 Rights Offering. In the event the Company shall effect an offering of Common Stock pro rata among its stockholders then the Registered Holder shall be entitled, at its option, to elect to participate in such offering as if this Warrant had been exercised and the Registered Holder were at the time of such rights offering a holder of that number of shares of Common Stock to which the Registered Holder is then entitled on the exercise hereof.

             3.4  Certificates and Notices.

                  (a) Adjustments to Purchase Price. Upon any adjustment under this Section 3 of the number of shares of Common Stock purchasable upon exercise of this Warrant or of the Purchase Price, a certificate, signed (i) by a Vice President or the Treasurer of the Company, or (ii) by any independent firm of certified public accountants of recognized national standing selected by, and at the expense of the Company (which may be the Company's outside auditing firm), setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Purchase Price and the number of shares of Common Stock or other property purchasable upon exercise of this Warrant after giving effect to such adjustment, shall be mailed to the Registered Holder.

        The certificate of any independent firm of certified public accountants of recognized national standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under this Section 3, absent manifest error.

                  (b) Extraordinary Corporate Events. In the event that the Company after the date hereof shall propose to (i) pay any dividend payable in stock to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock (other than a stock split effected by means of a Common Stock dividend), (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), or any sale, transfer or other disposition of all or substantially all of its assets, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to the Registered Holder notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive such stock dividends or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least 30 days prior to the date upon which such action takes place and 20 days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

                  (c) Effect of Failure. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Section 3.4 shall not affect the legality or validity of the adjustment of the Purchase Price or the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

        39. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board of Directors of the Company.

        40.  Transfer Restrictions.

             40.1 This Warrant may not be sold or transferred without the prior written consent of the Company, which shall not be unreasonably withheld; provided that the Company's consent shall not be required in the event of the sale of all or substantially all of the assets of the Registered Holder. Any permitted transfer shall be effected by surrendering this Warrant, along with a properly executed assignment, at the principal office of the Company.

             40.2 The Warrant Shares may not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

             40.3 Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

             "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

   The  foregoing  legend  shall   be  removed  from  the   certificates
   representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

        41.  No Impairment.  The Company will  not, by amendment of  its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

        42. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock (other than one payable in (i) cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) or (ii) shares of Common Stock) (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

        43. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

        44. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

        45. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
    Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to this Warrant are adjusted as of the date of the distribution of the dividend
   (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        46. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

        47. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

        48.  Governing Law.    This  Warrant will  be  governed  by  and
   construed in accordance with the laws of the State of Delaware.




             [Remainder of Page Intentionally Left Blank]

        Executed as of the date first written above.

                                 SPYGLASS, INC.


                                 By:________________________________

                                 Title:_____________________________

   ATTEST:


   _________________________

                                                          EXHIBIT I


                               PURCHASE FORM


   To:_________________                         Dated:______________


        The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, in lawful money of the United States, representing the full purchase price for such shares at the price per share provided for in such Warrant.


                                 Signature:__________________________

                                 Address:____________________________

                                        ____________________________